UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

RCMW Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56135

Wyoming	94-0490694
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2232 Dell Range Blvd Ste 245, Cheyenne, WY	82009
(Address of principal executive offices)	(Zip Code)

(437) 230-7399

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Par Value $0.00001	RCMW	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 7.01 REGULATION FD DISCLOSURE

The Company issued a news release on August 9, 2021, announcing its distribution agreement with Eldorado A/S, a Denmark Company. A copy of this news release is furnished as Exhibit 99.1

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01 Financial Statements and Exhibits.

Exhibit	Exhibit Description	Filed herewith
99.1	Eldorado Press Release by RCMW Group, Inc., dated August 9, 2021	X

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RCMW Group, Inc. Registrant

Date: August 9, 2021		/s/ Michael Shenher
	Name:	Michael Shenher
Chief Executive Officer

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